October 25, 1995
                           PREMIER STRATEGIC INVESTING
                            SUPPLEMENT TO PROSPECTUS
                              DATED SEPTEMBER 1, 1995
    THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION CONTAINED IN THE SECTION OF THE PROSPECTUS ENTITLED "DESCRIPTION OF THE FUND - MANAGEMENT POLICIES."
    The Fund currently invests primarily in equity securities of domestic and foreign issuers which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation.
    In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.
037/s102095